UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 2, 2004
                                  -------------
                        (Date of Earliest Event Reported)

                             ACL SEMICONDUCTORS INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-50140                 16-1642709
          --------                     ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


     B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE, 6 WANG KWUN ROAD,
                               KOWLOON, HONG KONG
     ----------------------------------------------------------------------
                    (Address of principal executive offices)


                                (852) 2799-1996

              (Registrant's telephone number, including area code)









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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                      On March 2, 2004, the Registrant issued a press release announcing its results of operations for the year ended December 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1.


(c)      Exhibits

                        Exhibit 99.1 Press release dated March 2, 2004









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  MARCH 4, 2004

                            ACL SEMICONDUCTORS INC.

                            By: /s/ KENNETH CHAN
                               ----------------------------
                               Name: Kenneth Chan
                               Title:  Chief Financial Officer